UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 29, 2006 (June 29, 2006)

Innovo Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

5804 East Slauson Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 725-5516
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On June 29, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding certain of its financial results, which such information will also be presented in its Quarterly Report on Form 10-Q for the period ended May 27, 2006 to be filed with the Securities and Exchange Commission on or before July 6, 2006.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
99.1	Press Release dated June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVO GROUP INC.
(Registrant)

Date: June 29, 2006	By:	/s/Marc B. Crossman
Marc Crossman
Chief Executive Officer, President, Chief Financial Officer and Director
(Principal Executive Officer and Principal Financial Officer)

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated June 29, 2006